                        OPPENHEIMER HIGH YIELD FUND
                   Supplement dated August 27, 2003 to the
                       Prospectus dated August 22, 2003

Effective  with the Fund's  September  dividend  payment,  the  dividend  will fluctuate  with the amount of net  investment  income earned by the Fund.  The
Fund will no longer  attempt to pay  dividends on Class A shares at a constant level.  Therefore,  effective  September 1, 2003, the prospectus is changed as follows:

The section entitled  "DIVIDENDS" under the caption "Dividends,  Capital Gains and  Taxes"  on page 34 is  deleted  in its  entirety  and  replaced  with the following:

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of
Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares. Dividends and distributions paid on Class A and Class
Y shares will generally be higher than dividends for Class B, Class C and
Class N shares, which normally have higher expenses than Class A and Class Y.
The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

August 27, 2003                                               PS0280.036